Quadrant 4

CONSULTING • SOLUTIONS • OUTSOURCING

Rodman & Renshaw Annual Global Investment Conference

Presented by Nandu Thondavadi and Dhru Desai

13th September 2011

Management Team

- Dhru Desai – *Executive Chairman*
- Nandu Thondavadi – *CEO*
- Jeff Marshall – *Director*
- Tom Sawyer – *Director*

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Agenda

- Management Team
- Global IT Markets and Segmentation
- Target Accessible Market
- Core Offerings
- Strategic Framework
- Clients & Relationships
- Opportunities
- Performance

Global IT Markets and Segmentation



Global IT Market
Total: $3,855 B
Asia
18%
EMEA
14%
South
America
12%
North
America
56%
North American IT Market
Total: $2,158 B
Hardware
45%
IT Services
34%
Software
21%

Source: Gartner, June 2011

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Target Accessible Market



Service Components
Total: $734 B
Field Engineering
Hosting
BPO
"IT in a Box"
Managed Services 21%
Consulting 16%
Solutions 63%
ERP
PE
AMO
BI
Custom Apps
Architecture
API
DBM
SI
Testing

Core Offerings

Q4 TECHNOLOGY

- Cloud Applications
- Frameworks
- Bolt-On Products
- POS / Mobile Integration

- Incubation
- Disruptive Bets
- IP Creation
- Non-Linear Revenues
- Bundled Offerings

Q4 SOLUTIONS

- ERP: SAP & Oracle
- Product Engineering
- BI / DW
  - AMO
    - Custom Apps

- Difficult to Dislodge Incumbents
- Talent & Competency
- Long Sales Cycle
- Sticky Clients
- Domain Knowledge

Q4 MANAGED SERVICES

- Infrastructure Outsourcing
- "IT-in-a-Box" Service
- Field Engineering
- Hosting Solutions

- Cross-Sell
- Non-Linear Revenues
- Industry Specific
- Predictive Cash Flows
- Sticky Clients

Q4 CONSULTING

- API
- DBM
- Testing
- Reports
- Architecture

- Technology Validation
- Efficiency Utilization
- Trojan Horse Concept
- Short Sales Cycle

MARGINS

VOLUME

Key: Service Offerings — Offering Attributes

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Strategic Framework

- ✓ Strategy in place
- Initial funds raised
- Targets identified

- ✓ Management in place
- Execution plans developed

- ✓ M & A Strategy in place

- 1st target acquired
- ✓ iBCD integration framework developed

- 2nd target acquired
- G&A removed and integrated

- 3rd target acquired
- G&A removed and integrated

- Equity raised
- ✓ Service portfolio in place

- Solutions unit acquired
- G&A removed and integrated

- ✓ Global infrastructure in place
- Quadrant branding rolled out

- Five quarters of Q over Q growth delivered
- Five quarters of positive EBITDA delivered

- 2 targets for Managed Services identified and LOIs issued

Cloud strategy in place...

2010

2011

2012

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M & A Strategy

INTEGRATION

- iBCD Integration Framework
  - Back Office (Accounting, HR ..)
  - Clients
  - Delivery
- Continuity in Client facing Resources
- Leverage G & A and Corporate Services

GROWTH OPPORTUNITIES

- Up Sell & Cross Sell
- Increase Yield in Client Accounts
- Redeploy Talent

SELECTION CRITERIA

- Client Access
- Profitable Track Record
- Mature & Market Specific Solutions
- $5 to $50M Revenue Size
- Ease of Integration
- Leadership & Management

VALUATION & DEAL STRUCTURE

- 3 to 5 X EBITDA
- Asset or Enterprise
- Cash, Stock and Earn-Outs
- 30 to 60 Day Closing

Clients & Relationships



gsk
Vulcan Materials Company
NPD
Kodak
2008
$50K
2009
$500K
2010
$1.2M
2012
$3.0M
2005
$100K
2008
$1.0M
2010
$2.0M
2012
$4.0M
2004
$50K
2008
$500K
2010
$1.0M
2012
$2.0M
2002
$100K
2004
$1.5M
2010
$4.0M
2012
$6.0M
PENETRATION
RADIATION
COLLABORATION
DOMINATION

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Clients & Relationships

NPD GROUP

Kodak

gsk GlaxoSmithKline

WELLDOC

Command Alkon
Solutions To Build On

SCHAWK!

CERIDIAN

Q4

Carestream

Walgreens

PAYCHEX

SOURCE INTERLINK MEDIA
AUTOMOTIVE DIGITAL

DELL ASAP Software

Sapient

Vulcan Materials Company

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Opportunities


INVESTMENTS
ERP
Huge Enterprise Data
Analytics (BI)
Business Decisions
Legacy Systems Infrastructure
License, Maintenance Upgrades, Functionality
SAAS, IAAS, PAAS, CLOUD
Outsourcing Decisions
Sales & Distribution Branding
Feet in Street Inventories
Social Networking, Web 2.0
Marketing Decisions
Systems & Processes
Rigid Structure Brick & Mortar Dependency
Enterprise Mobility
Productivity Decisions
Vertical Example – Healthcare Information Systems
Disparate Data Privacy Issues HIPPA Regulation
EMR, NHI
Efficient Healthcare Decisions
RETURNS
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Opportunities



Outsourcing…
Solutions…
Consulting…
SaaS – $30B by 2013
PaaS – $2B by 2013
IaaS – $3B by 2013
ERP, CRM, APPS …
Conventional Delivery
Cloud-Based Delivery
Higher Margin… More Value Added

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Our Performance



Revenues
EBITDA
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Q4 Technology
Q4 Managed Services
Q4 Solutions
Q4 Consulting
2010
2011
2012
2013

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Quadrant 4 Systems At A Glance

CORPORATE DATA

- **Name:** Quadrant 4 Systems Corporation
- **Ticker:** OTC QX – QFOR
- **Shares Outstanding:** 49M
- **Revenue Run Rate :** – $35M
- **EBITDA Run Rate:** – $5.5M

CORE OFFERINGS

- **Q4 Solutions –** ERP, PE, AMO, BI, Custom Apps
- **Q4 Consulting –** Architecture, API, DBM, Testing, SI
- **Q4 Managed Services –** Field Engineering, Hosting, BPO, IT-in-a-Box
- **Q4 Technology –** Bolt-on Products, Frameworks, Cloud Apps

KEY TRENDS

- **New Trends:**
  - Cloud Computing
  - Enterprise Mobility
  - Social Media Tools
- **Outsourcing:**
  - Infrastructure
  - Software Development & Maintenance

GROWTH PLAN

- **Q3 2011 –** Acquisition for Q4 Services (*$12M Revenue / $1.5M EBITDA*)
- **Q4 2011 –** Acquisition for Q4 Services (*$35M Revenue / $4.5M EBITDA*)
- **Q2 2012 –** Acquisition for Q4 Technology

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Quadrant 4

CONSULTING • SOLUTIONS • OUTSOURCING

Thank You

Dr. Nandu Thondavadi, CEO

Dhru Desai, Chairman

732 . 798 . 3000 x 7025 and 7007

nandu.thondavadi@quadrantfour.com

dhru.desai@quadrantfour.com